UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


               Date of Event Requiring Report: September 25, 2003
                                               ------------------


                      PRIME HOLDINGS AND INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-30477              88-0421215
----------------------------    ------------------------   ------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                          521 Fifth Avenue, Suite 1700
                                  New York, NY
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 292-4258
                                                          -----------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     On September  24, 2003,  has  replaced its current  certifying  accountants
Evancic Perrrault Robertson of North Vancouver, British Columbia, Canada with William A. Meyler, CPA of Middletown, New Jersey. The Company had no accounting disputes with Evancic Perrrault Robertson but felt a need to change to a new audit firm due to billing disputes and a need to reduce its future audit expenses.

ITEM  5.  OTHER EVENTS.

          Not applicable.

ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------

                   16         Letter from Meyler & Company, LLC
                              Re: acceptance of the engagement as auditor


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

          Not applicable.

ITEM  9.  REGULATION FD DISCLOSRE

          Not applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2003                  Prime Holdings and Investments, Inc.
       -------------------                 ------------------------------------
                                                        (Registrant)

                                           By: /s/ John Visendi
                                              ---------------------------------
                                              John Visendi
                                              Chief Executive Officer, Treasurer
                                              and Director
                                              (Principal Accounting Officer)